CONFIDENTIAL – AUTHORIZED USE ONLY I m p r o v i n g h e a l t h a n d s i m p l i f y i n g l i f e f o r p e o p l e w i t h d i a b e t e s Investor Supplemental Presentation August 2017

2 Investor Supplemental Presentation Section Description Slide Diabetes Background 3 V-Go® Clinical Summary 14 Study Design & Quality Measures 46 V-Go Product Overview 51 Patient Satisfaction 58

valeritas
Improving health and simplifying life for people with diabetes

Diabetes Background

August 2017

4 Diabetes is a Global Epidemic & Healthcare Burden Globally, diabetes is projected to increase 35% by 2040 It is estimated that 12% of global health expenditure is spent on diabetes AFR=Africa, EUR= Europe, MENA= Middle East and North Africa, NAC= North America and Caribbean, SACA=South and Central America, SEA= South East Asia, WP= Western Pacific Adapted from International Diabetes Foundation, IDF Diabetes Atlas, Seventh Edition, 2015 Global USA 2015 415 million 29 million 2040 642 million 35 million Global USA 2015 $673 billion* $320 billion* 2040 $802 billion* $349 billion* * Based on USD

# Primary Classifications of Diabetes

| | Type 1 Diabetes | Type 2 Diabetes |
|---|---|---|
| **Age of onset** | Often diagnosed in children and young adults | Usually diagnosed in adults |
| **Characteristics** | Insulin producing cells are destroyed by the body's own immune system which results in insulin dependence | Blood glucose levels rise due to 1) Lack of insulin production due to beta cell dysfunction 2) Insufficient insulin action (resistant cells) |
| **Medication(s)** | Insulin essential | Oral(s), and/or non-insulin injectables and/or insulin |
| **Onset of symptoms** | Acute | Gradual (may be asymptomatic) |
| **% of Diabetes** | ~5% | 90 to 95% |

Adapted from "Type 1 and Type 2 Diabetes." *JDRF*. JDRF, n.d. Web. 25 May 2017. <https://jdrf.org.uk/about-type-1-diabetes/understanding/what-is-the-difference-between-type-1-and-type-2-diabetes/>.

5

6 Failure to Intensify Insulin and Poor Adherence Can Make the Most Efficacious Diabetes Therapy Ineffective <7% >7% or <8% ≥8% or <9% >9% 20.4% 26.5% 20.4% 32.7% P e rce n t of P ati e n ts A1C Range 80% Not at Goal Grabner et al. ClinicoEconomics and Outcomes Research. 2013:5 471–479 and Chen Y et al, Poster presented at the 2012 ACCP Annual Meeting, October 21 – 24, 2012, Hollywood, Florida, USA . 2011 HealthCore database analysis of 27,897 adult patients with diabetes on insulin* 20% at Goal * Insulin: Basal, Basal plus one, Premixed or Multiple Daily Injections. >95% of Patients in Study were Diagnosed with Type 2 Diabetes

7 Pathophysiology of Diabetes Digestion converts food into glucose Glucose enters the bloodstream The pancreas makes little (T2DM) or no insulin (T1DM) Little or no insulin enters the bloodstream Glucose builds up in the bloodstream 1 2 3 4 5 Adapted from "Diabetes Pictures: Type 2 Diabetes Symptoms, Diagnosis, and Treatments." WebMD. Ed. Michael Dansinger. WebMD, 2 Feb. 2016. Web. 25 May 2017. <http://www.webmd.com/diabetes/ss/slideshow-type-2-diabetes-overview>.

8 A1C as a Measurement of Glycemic Control ▫ An A1C test is a blood test used to diagnose diabetes and assess how well someone is managing their diabetes. – The value is reflected as a percentage and reflects average blood glucose over the past 2 to 3 months and has strong predictive value for complications. "Hemoglobin A1c (HbA1c) Test for Diabetes." WebMD. Ed. Michael Dansinger. WebMD, 26 Oct. 2016. Web. 25 May 2017. <http://www.webmd.com/diabetes/guide/glycated-hemoglobin-test-hba1c>.

# Assessment of Glycemic Control in Diabetes

| A1C | Considerations | 2015 Report Card[2] | |
|---|---|---|---|
| | | Commercial PPO | Medicare PPO |
| < 7% | *A reasonable A1C goal for many non-pregnant adults*[1] | 67% Did not Achieve | Not applicable* |
| < 8% | *Appropriate for some patients including those with long-standing diabetes in whom the goal is difficult to achieve despite diabetes self-management education, appropriate glucose monitoring, and effective doses of multiple glucose-lowering agents including insulin.*[1] | 53% Did not Achieve | 36% Did not Achieve |
| > 9% | *Designated as poor A1C control and places patients at high risk for complications and comorbidities. Decreasing this risk is an established priority.*[3] | 44% Poorly Controlled | 27% Poorly Controlled |

*Less stringent goals <8% are reserved for this patient population

**1.** ADA Standards of Care 2017. **2.** "Report Cards." *Diabetes Care*. NCQA, 2016. Web. 25 May 2017. <http://www.ncqa.org/report-cards/health-plans/state-of-health-care-quality/2016-table-of-contents/diabetes-care>. Reported achievement from 2015. **3.** Stratton IM et al. *BMJ.* 2000;321:405-412.

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# Strong Need and Opportunity for V-Go®

| A1C | Considerations | 2015 Report Card[2] | |
|---|---|---|---|
| | | Commercial PPO | Medicare PPO |
| < 7% | *A reasonable A1C goal for many non-pregnant adults*[1] | 67% Did not Achieve | Not applicable* |
| < 8% | *Appropriate for some* ***patients including those with long-standing diabetes in whom the goal is difficult to achieve despite diabetes self-management education, appropriate glucose monitoring, and effective doses of multiple glucose-lowering agents including insulin.***[1] | 53% Did not Achieve | 36% Did not Achieve |
| > 9% | ***Designated as poor A1C control and places patients at high risk for complications and comorbidities. Decreasing this risk is an established priority.***[3] | 44% Poorly Controlled | 27% Poorly Controlled |

*Less stringent goals <8% are reserved for this patient population

**1.** ADA Standards of Care 2017. **2.** "Report Cards." *Diabetes Care*. NCQA, 2016. Web. 25 May 2017. <http://www.ncqa.org/report-cards/health-plans/state-of-health-care-quality/2016-table-of-contents/diabetes-care>. Reported achievement from 2015. **3.** Stratton IM et al. *BMJ*. 2000;321:405-412.

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11 Better Glycemic Control Improves and Extends Lives Significant Adverse Health Effects Influenced by Poor Glycemic Control Stratton IM et al. BMJ. 2000;321:405-412. 21% Deaths from Diabetes 14% Heart Attacks 37% Microvascular Complications 43% Peripheral Vascular Disease Each 1% reduction in mean A1C reduces risk for

12 Most Patients will Eventually Require Insulin Therapy The UKPDS found that more than half of newly diagnosed people with type 2 diabetes (T2DM) will require insulin initiation within 6 years of starting other antidiabetic therapies.1 1. Wright A et al. Diabetes Care 2002; 25: 330–336. 2. Graphic conceptually adapted from Holman RR. Diabetes Res Clin Pract. 998;40(suppl):S21-S25. 2

# Continuous Delivery of a Basal Rate of Insulin Provides Improved Insulin Profiles

Cross over study in 21 patients with T2DM comparing equal doses (mean 26 U) of continuous basal subQ infusion (CSII) of rapid-acting insulin (RAI) to once daily subQ of insulin glargine (IG)



Injection of IG
Continuous infusion of RAI
Plasma exogenous insulin (pmol/l)
150
100
50
0
22.00
23.00
24.00
02.00
04.00
06.00
07.00
8.00
9.00
10.00
11.00
12.00
13.00
14.00
15.00
16.00
17.00
18.00
19.00
20.00
21.00
Time (h)
Injection
Breakfast
Lunch
Evening meal

CSII with RAI resulted in flatter insulin profile with a lower variability and improved glucose profiles compared with IG injection

AUC for plasma exogenous insulin was 72% higher with CSII with RAI vs IG injection (p=0.003)

AUC= area under the curve, subQ.= subcutaneous, T2DM=type 2 diabetes

Adapted from Parkner T et al. *Diabet Med.* 2008 May;25(5):585-91

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I m p r o v i n g h e a l t h a n d s i m p l i f y i n g l i f e f o r p e o p l e w i t h d i a b e t e s V-Go® Clinical Summary August 2017

15 Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash-flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: ▫ our history of operating losses and uncertainty regarding our ability to achieve profitability; ▫ our reliance on V-Go® Wearable Insulin Delivery device, or V-Go, to generate all of our revenue; ▫ our inability to retain a high percentage of our patient customer base or our significant wholesale customers; ▫ the failure of V-Go to achieve and maintain market acceptance; ▫ our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; ▫ competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; ▫ our inability to maintain or expand our sales and marketing infrastructure; ▫ any inaccuracies in our assumptions about the insulin-dependent diabetes market; ▫ manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; ▫ our dependence on limited source suppliers and our inability to obtain components for our product; ▫ our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; ▫ our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go; ▫ our inability to protect our intellectual property and proprietary technology; ▫ our failure to comply with the applicable governmental regulations to which our product and operations are subject; ▫ our ability to operate as a going concern; and ▫ our liquidity.

16 1. Based on V-Go® Wholesale Acquisition Price (WAC) of $306.70 per month x 12 months x 4.5M Patients with Type 2 Diabetes on Insulin not at goal. WAC price is the gross price sold to wholesalers, and does not take into account fees, discount and rebates charged to the company. 2. Holman RR et al. N Engl J Med. 2009;361(18):1736-1747 $16.5 Billion Annual Opportunity1 Addresses Key Unmet Needs for Patients with T2DM on Insulin The 4.5 Million Patients V-Go® Can Benefit Represent a $16.5 Billion Market Number of patients with T2DM on insulin are approximate and based on 2014 US Roper Diabetes Patient Market Study provided by GfK Customer Research LLC and achievement of A1C goal based on Grabner et al. ClinicoEconomics and Outcomes Research. 2013:5 471–479. Programmable Pump Basal Basal +1 or Premix >95% of Patients with T2DM on Insulin Intensive Therapy (MDI) 1.1 4.5 0 1 2 3 4 5 6 Patients with T2DM on Insulin (millions) Patients not at A1C Goal Patients at A1C Goal ~82% of Patients with T2DM on a basal insulin-based regimen required the addition of mealtime insulin.2 Complex Physiologic Simple Nonphysiologic MDI=Multiple daily injections T2DM= Type 2 diabetes mellitus V-Go

# Patients with Diabetes may need Basal and Mealtime Insulin to Achieve or Maintain Glycemic Control



Glucose (mg/dl)
260
220
180
140
100
With type 2 diabetes
Without diabetes
Breakfast
Lunch
Dinner
Overnight

Mean 24- hour CGM sensor glucose profiles[1]

N=53 without diabetes and N=56 with T2DM

**Basal insulin has a flat insulin profiles and is not designed to cover glucose excursions from meals[2]**

Continued upward titration of basal insulin glargine to doses > 0.5, > 0.7 and even > 1.0 U/kg does not appear to result in further improvements in glycemic control[3]

**1.** Wang et al. *Clinical Endocrinology* 2012 Jun;76(6):810-5. **2.** Pearson, et al. *The Diabetes Educator* 32.1 (2006): 19S-28S. **3.** Reid et al. *Int J of Clinical Practice* 2016 2016;70(1):56-65.

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# Goal of Insulin Therapy
# Mimic Physiologic Insulin Secretion


Breakfast
Lunch
Dinner
Without diabetes
With type 2 diabetes
Insulin Level

**Mean Plasma Levels of Insulin During 24-Hour Period[1]**

**~82% of Patients with Type 2 Diabetes Initiated on Basal-Only Insulin Regimens Required the Addition of Mealtime Insulin[2]**

**1.** Polonsky KS, et al. *N Engl J Med*. 1988;318(19):1231-1239. **2.** Holman RR et al. *N Engl J Med*. 2009 Oct 29;361(18):1736-47.

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# Non-adherence to Insulin is Associated with Poor Glycemic Control[1]

## Common barriers contributing to non-adherence[2]

- Impact to daily living
- Injection embarrassment & pain
- Number of injections

As injections  adherence[1,4]



72.5%
of physicians
report patients
not administering
insulin as
prescribed[3]



28%
72%
Inject Away From Home
Do Not Inject Away From Home

**72% of patients prescribed ≥ 3 shots/day reported they do not inject insulin away from home[5]**

**1.** Donnelly L et al. *Q J Medicine* 2007:100;345-350. **2.** Peyrot M et al. *Diabetes Care* 2010:33;240-245. **3.** Peyrot M et al. *Diabet Med.* 2012:May;29(5): 682-689. **4.** Yavuz D et al. *Patient Preference and Adherence.* 2015:9; 225-231. **5.** Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet.

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20 V-Go® Addresses Physicians’ Greatest Concerns Regarding Challenges Patients with T2DM Face on MDI Based on market research conducted in October, 2016, n=102, Doctors ranked their Top 5 Challenges and separately the Greatest Benefits from V-Go Highest Rated Benefits from V-Go Greatest Challenges that my T2DM Patients on MDI Face • Having to inject multiple times/ Day • Remembering to take insulin • Needing to test blood glucose • Having to inject outside their home • Hypoglycemia • Required to carry pens/syringes MDI – Multiple Daily Injections of insulin, T2DM- Type 2 Diabetes Mellitus • Reduces multiple daily injections • No need to carry insulin and needles • Only need to use one type of insulin • Allows discreet mealtime dosing • Easy to remember to take meal time insulin • Easy to learn how to use

21 Insulin works……..if the Patient Takes it as Prescribed Complex regimen Inconvenient to dose Too many injections Decreases Adherence Barriers to Multiple Daily Injections When taken, insulin is the most potent agent available to treat hyperglycemia1 Pain/anxiety to inject Basal-Bolus therapy with V-Go® Simple to use Discreet Convenient 1 Application/day 1. Nathan DM, et al. Diabetes Care 32: 193-203, 2009. 2. Garcıa-Perez L, et al. Diabetes Therapy. 2013;4:175–94. Increases Adherence Adherence Impacts Efficacy2

22 Simplify Basal-Bolus Insulin Therapy with V-Go® Conceptual depiction of basal-bolus therapy delivery options © 2017, Valeritas, Inc. Basal-Bolus therapy with MDI requires a long or intermediate acting insulin plus a short or rapid acting insulin and typically 4 injections/day. Basal-Bolus therapy with V-Go requires only a rapid acting insulin and 1 application/day Simplify with V-Go

23 1. Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667. 2. Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P. 3. Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. 4. Lajara, R, et al. Drugs-Real World Outcomes 2016 Jun 2;3(2):191-199. 5. Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545.; 6. Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725. Strong and Extensive Data Supports Broad Adoption of V-Go® Demonstrated Statistically Significant Improvements in A1C1-6 Improved Quality of Life1 Lowered Total Daily Dose of Insulin (Prescribed / Administered)1-6 Demonstrated Cost Reductions4 11 Published Clinical Papers 44 Posters at Medical Meetings >1,000 Patients Prescribed V-Go Studied 1 Oral Presentation

# Robust Clinical Data Validates the Ability of V-Go® to Deliver Clinically Relevant Reductions in A1C with Less Insulin

| | V-GoAL[1] | SIMPLE[2] | VALIDATE 1[3] | EVIDENT[4] | NEFEDA[5] | Jones[6] | UPP[7] | UMASS[8] | Ray[9] |
|---|---|---|---|---|---|---|---|---|---|
| Baseline | 9.9% | 8.8% | 9.6% | 9.7% | 9.7% | 9.1% | 8.8% | 10.7% | 8.9% |
| | N=169 | N=87 | N=204 | N=84 | N= 83 | N=69 | N=23 | N=14 | N=26 |
| | Up to 4 mos | 3 months | ~ 7 months | ~8 months | ~ 5 months | Up to 1 yr ‡ | 3 months | 3 months | 3 months |



Change in A1C
-0.9
[VALUE]*
[VALUE]*
-1.4
-1.6
[VALUE]
-1.2
-2.4
-1.6

| Insulin Change | ▼ 24% | ▼ 18% | ▼41%† | ▼ 7% | ▼ 22%[10] | ▼ 20% | ▼ 13% | ▼ 46% | ▼ 32% |
|---|---|---|---|---|---|---|---|---|---|

Baseline Insulin Dose U/day: V-GoAL-71, SIMPLE-62, VALIDATE 1-99, EVIDENT-67, NEFEDA-86, Jones-76, UPP-49, UMASS-119 and Ray-74
*A1C change reported using least square means. †Insulin change reported based on comparison to prescribed upper limit at baseline. ‡Duration varied by patient.

1. Abbott et al. Oral Presentation presented at ADA, June 2017. 2. Grunberger G, et al. Poster presented at ADA, June 2013. 3. Lajara R, et al. *Diabetes Therapy*. 2015;6(4):531-545. 4. Harrison C, et al. Poster presented at AACE, May 2017. 5. Sutton D, et al. Poster presented at ADA, June 2016. 6. Sink J, et al Poster Presented at Diabetes Technology Meeting, Nov. 2014. 7. Rosenfeld CR, et al. *Endocr Pract*. 2012;18(5):660-667. 8. Omer A, et al. Poster presented at ADA, June 2013. 9 Ray R, et al. Abstract published ADA, June 2015. 10. Data on file, Valeritas. Inc.

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25 Regardless of Insulin Starting Point, Patients Switched to V-Go® Significantly Lowered their A1C with ~55 Units/Day V-Go has consistently shown improvements in A1C using less insulin Total Daily Insulin Doses Prescribed Before V-Go ( U/Day) Across Multiple Studies Study UPP6 SIMPLE1 EVIDENT3 Ray8 Jones5 NEFEDA4 VALIDATE 12 UMASS7 VALIDATE 19 Max dose 86 NR 200 140 NR NR 310 300 280 Mean dose 49 62 67 74 76 84 99 119 143 Min dose 25 NR 10 15 NR NR 16 34 100 > 80% of Patients in U.S. with T2DM on insulin are Prescribed ≤ 150 U/day of Insulin10 43 to 67 U Mean Range On V-Go Across Studies1-8 NR= Not reported, T2DM= Type 2 Diabetes Mellitus 1. Grunberger G, et al. Poster presented at ADA, June 2013. 2. Lajara R, et al. Diabetes Therapy. 2015. 3. Harrison C, et al. Poster presented at AACE, May 2017. 4. Sutton D, et al. Poster presented at ADA, June 2016. 5. Sink J, et al Poster Presented at Diabetes Technology Meeting, Nov. 2014. 6. Rosenfeld CR, et al. Endocr Pract. 2012. 7. Omer A, et al. Poster presented at: ADA, June 2013. 8. Ray R, et al. Abstract published ADA, June 2015. 9. Lajara R, et al. Poster presented at Diabetes Technology Meeting, November 2015. 10. Eby EL et al. Clin Ther. 2015 Oct 1;37(10):2297-2308.

# V-Go® Insulin Delivery Improves Glycemic Control and Reduces Prescribed Insulin



Pre V-Go
On V-Go
27 weeks
Basal Insulin (Units/day)
66
61
34*
Prescribed Upper Limit
Prescribed Lower Limit
FPG
-46
mg/dl



Pre V-Go
On V-Go
27 weeks
Insulin TDD (Units/day)
99
86
58*
Prescribed Upper Limit
Prescribed Lower Limit
A1C
-1.6%

**Significant reduction in fasting glucose even with nearly ½ the basal insulin dose**

Fasting Plasma Glucose (FPG) reductions based on patients with baseline FPG measurements and corresponding basal insulin dosage (n=67). A1C reductions based on patients on insulin at baseline (n=180) compared to V-Go insulin total daily dose. Lower limit represents the primary dose excluding titration and correction, and the upper limit allows additional units to optimize insulin therapy (titration, correction, sliding scale) as prescribed.
*p< 0.001 compared to baseline lower limit prescribed dose.

**VALIDATE 1 Study**

Lajara R, et al. *Diabetes Therapy*. 2015.

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# Prospective Study Conducted by Healthcore Inc.[(1)] Demonstrated V-Go® Improved A1C with Less Insulin

V-Go was compared to Standard Treatment Optimization (STO) in a Prospective Pragmatic Clinical Study and Demonstrated Real-World Clinical and Economic Benefits



V-Go
n=169
STO
n=246
Change in A1C
-0.46*
P = 0.0018
-0.95*†

**29% Less Insulin** with V-Go vs SOC at 4 months (54 vs 72 u/day) P<0.001

**V-Go proved to be more cost-effective than STO**
**V-Go $24.48 vs STO $39.95 per patient per day[A]**

**N= 415 patients across 52 Sites with duration of up to 4 months**

*Significant compared to baseline, †Significant between groups
Baseline A1C (%): V-Go 9.88 and STO 9.34 Baseline total daily insulin dose (u/day): V-Go 71 and STO 72
[A]Cost includes the WAC cost for all diabetes treatments and medications and based on per patient/day (PPPD) at study end.
The cost is calculated as the sum of published price of insulin, device and concomitant medications.

Abbott, S, et al. Presented as an oral presentation at the 77th ADA Scientific Sessions, San Diego, CA 2017

(1) HealthCore, Inc., an outcomes research subsidiary of Anthem, Inc

V-GoAL Study

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28 V-Go® Demonstrated Clinical Benefits in Patients with T2DM when Switched from Basal-Bolus (MDI) Baseline On V-Go 115 [VALUE]* In su lin TD D ( u n its ) [VALU E]* Cha n ge in A1 C Switched from Basal-Bolus (MDI) Baseline 9.3% n=70 (all patients with two follow-up A1C values for a mean duration of 7 months) *p<0.0001 compared to baseline MDI=Multiple Daily Injections, TDD= Total Daily Dose of Insulin, T2DM= Type 2 Diabetes Mellitus Lajara R, et al. Practical Diabetology. 2016. VALIDATE 1 Study

# V-Go® Demonstrated Clinical Benefits in Patients with T2DM when Switched from a Basal Insulin Regimen

**Significant reduction in A1C by reducing the basal dose and adding meal time insulin with simple clicks of V-Go**


Switched from
Basal Insulin
Baseline 9.5%
Change in A1C
[VALU
E]*


Insulin TDD (units)
55
54
Baseline
On V-Go

n=47 (all patients with two follow-up A1C values for a mean duration of 7 months)
*p<0.0001 compared to baseline
TDD= Total Daily Dose of Insulin, T2DM= Type 2 Diabetes Mellitus

**VALIDATE 1 Study**

Lajara R, et al. *Practical Diabetology*. 2016.

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30 V-Go® Demonstrates Clinical Benefits Across All Types of Diabetes -1.53* -1.61* -1.03* -1.79* -1.83* -1.52* LSM Cha n ge in A1 C Baseline: 98 U V-Go: 59 U* Baseline: 104 U V-Go: 51 U* Mean Insulin TDD† Baseline: 99 U V-Go: 58 U* Lajara R, et al. Diabetes Therapy. 2015 and data on file *p<0.001 compared to baseline †Total daily dose (TDD) based on upper limit of prescribed insulin All Patients (N=204) Baseline 9.63% 14 week 27 week Type 2 (n=175) Baseline 9.65% 14 week 27 week Type 1/LADA (n=29) Baseline 9.48% 14 week 27 week Patients naive to insulin reduced A1C by 3.4% VALIDATE 1 Study

31 V-Go® Improved A1C Control Regardless of Baseline Insulin Dosing -1.5* -1.7* Cha n ge in A1 C < 100 U/day at Baseline ≥ 100 U/day at Baseline Baseline 9.3% Baseline 9.5% 62 143 54† 67* In su lin TD D (U/d ay ) Baseline Baseline On-V-Go On V-Go < 100 U/day at Baseline ≥ 100 U/day at Baseline After 6 months of using V-Go for Insulin Delivery N= 66 patients < 100 U/day at baseline and 38 patients > 100 U/day at baseline *p<0.0001 compared to baseline at 6 months, †P<0.05 compared to baseline at 6 months Lajara R, et al. J Diabetes Sci Technol. 2016 Mar;10(2), data on file VALIDATE 1 Study

# Switching to V-Go® Resulted in Clinical and Economic Benefits in a High-Risk Population



High-Risk Population
Baseline 10.5%
Change in A1C
-2.0*



Insulin TDD (units)
99
[VALUE]*
Baseline
On V-Go



Quality Measures
71%
Achieved A1C ≤ 9.0% after switching to V-Go

**Direct Pharmacy Savings to Plan†**

**$119/mo/patient**

N=97 All patients were previously on basal (37%) or basal-bolus (63%) insulin injections
*p<0.001 at 3 months compared to baseline

†Savings are based on WAC pricing and calculated from subtracting total diabetes-related mean costs on V-Go from the baseline diabetes-related mean costs before V-Go for each group. Savings represented in US dollars and rounding was applied. Based on WAC=Wholesale Acquisition Cost.

Lajara R et al. *Drugs- Real World Outcomes*. 2016.

**VALIDATE 1 Study**

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33 Results from a Large Real-World Analysis Showed V-Go® Improved Glycemic Control with Less Insulin 9.63 8.04 7.79 4 5 6 7 8 9 10 11 12 13 14 D is trib u tio n o f Patien ts A1C (%) Baseline (n=204) 14 Weeks (n=204) 27 Weeks (n=137) A1C data are arithmetic means at baseline (week 0) compared to first (14 week mean) and second (27 week mean) recorded A1C values on V-Go. Curves represent the A1C distribution of patients for each time point based on available data. By 27 weeks, 32 patients had discontinued V-Go and 35 patients had not returned for a 2nd follow-up appointment. †Insulin decrease at 27 weeks on V-Go compared to upper limit of baseline prescribed dose (p<0.001) Lajara R, et al. Diabetes Therapy. 2015. A1C Lowering with a 41% Decrease† in Insulin with V-Go (99 to 58 U/day at 27 weeks) VALIDATE 1 Study

34 7.7* 7.6* 8.4* 8.1* 6.5 7.0 7.5 8.0 8.5 9.0 9.5 10.0 Baseline 12 week 27 week A 1C ( % ) V-Go: N=56 BL A1C- 9.5% BL TDD - 51 U/day, Starting V-Go TDD- 52 U/day, 12 week TDD- 56 U/day, 27 week TDD- 56 U/day MDI: N=60 BL A1C- 9.4%, BL TDD- 46 U/day, Starting MDI TDD- 64 U/day, 12 week TDD- 75 U/day, 27 week TDD- 78 U/day Data are mean (SE) p=0.02 V-Go® Demonstrated Significantly Greater Improvements In Glycemic Control vs Multiple Daily Injections (MDI) Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725. Better Control with Less Insulin vs MDI MDI V-Go 30 40 50 60 70 80 90 51 units 46 units 56 78* TD D ( U/ d ay ) at 2 7 w ee ks Baseline p<0.0001 MDI V-Go VALIDATE 2 Study

# V-Go® is More Cost-Effective for Basal-Bolus Therapy Compared to Multiple Daily Injections (MDI)


V-Go
Mean Baseline:
9.5%
MDI
Mean Baseline:
9.4%
LSM Change in A1C at 27 weeks
-1.98*
-1.34*
-0.64%
†p=0.020


-$98.32
†p=0.013
Change in Direct Pharmacy Cost per 1% Reduction in A1C PPPM
$118.84
$217.16
V-Go
MDI

*p<0.001 compared to baseline

†p-value calculated using a mixed model to determine least squares mean change from baseline between group difference

Insulin costs include both the insulin and associated delivery method. The costs of insulin were normalized by calculating a 30 day insulin requirement based on the total prescribed daily insulin dose for each insulin and multiplying the monthly dose in units by the unit cost. Only branded antihyperglycemic agents were included in total therapy costs. All pricing based on published wholesale acquisition costs in 2015 U.S. dollars as of 9/1/2015.

Lajara R, Davidson JA, et al. *Endocr Pract*. 2016 June; 22 (6): 726-725.

VALIDATE 2 Study

valeritas 35

36 51 56 56† 46 75* 78* Baseline 12 weeks 27 weeks In su lin TD D ( U/ d ay ) V-Go MDI 90 80 70 60 50 40 30 0 Patients Intensified to Basal-Bolus from Basal Insulin Required Less Insulin with V-Go® vs MDI N=116 MDI=Multiple Daily Injections *p<0.001 vs baseline. †p<0.0001 vs MDI at 27 weeks Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725. VALIDATE 2 Study

37 Mean TD D ( U/ d ay ) 20 40 60 80 67 Pre V-Go On V-Go Insulin TDD Utilization -2.0 -1.5 -1.0 -0.5 0.0 [VALUE] * [VALUE] * Mean C h an ge in A1 C 15 Weeks 34 weeks Change in A1C 15 Weeks 34 weeks Baseline Range (10 to 200 U) [VALU E]† [VALU E]† 62 Insulin Delivery with V-Go® Demonstrated Improvements in A1C and Reductions in Insulin V-Go Initiation On V-Go *p<0.0001 compared to baseline †p=0.006 compared to baseline N=103 at 15 weeks with a baseline A1C of 9.6% and N=84 at 34 weeks with a baseline A1C of 9.7%. Pre V-Go Insulin Regimens included from 1 to 5 injections/day Harrison C, et al. Poster presented at the AACE 26rd Annual Scientific and Clinical Congress. May 2017; Austin, TX EVIDENT Study

38 Mean TD D ( U/ d ay ) 20 40 60 80 72 Pre V-Go On V-Go Insulin TDD Utilization -2.0 -1.5 -1.0 -0.5 0.0 [VALUE]* [VALUE]* Mean C h an ge in A1 C 15 Weeks 34 weeks Change in A1C 15 Weeks 34 weeks Baseline Range (20 to 200 U) [VALU E]* [VALU E]* [VALU E]† In Patients on ≥ 2 Insulin Injections/Day Switching to V-Go® Demonstrated Significant Clinical Benefits V-Go Initiation On V-Go *p<0.0001 compared to baseline †p=0.007 compared to baseline N=88 at 15 weeks with a baseline A1C of 9.6% and N=71 at 34 weeks with a baseline A1C of 9.6%. Pre V-Go Insulin Regimens included 2 or more injections/day Harrison C, et al. Poster presented at the AACE 26rd Annual Scientific and Clinical Congress. May 2017; Austin, TX EVIDENT Study

39 ≤ 50 U at Baseline Basal to Bolus Ratio: 83% to 17% 51 to 75 U at Baseline Basal to Bolus Ratio: 69% to 31% > 75 U at Baseline Basal to Bolus Ratio: 60% to 40% + 14 U/day* 37.4 to 51.6 U/day Basal to Bolus Ratio: 54% to 46% - 3 U/day 62.5 to 59.3 U/day Basal to Bolus Ratio: 54% to 46% - 23 U/day* 98.2 to 74.8 U/day Basal to Bolus Ratio: 53% to 47% *p<0.0001 compared to baseline N= 84 (29, 24, 31 respectively after a mean of 34 weeks on V-Go with baseline A1Cs of 9.7, 9.3 and 9.9% respectively). Mean Change in TDD V-Go® Improved A1C Control Regardless of Baseline Insulin Dosing -2.0 -1.5 -1.0 -0.5 0.0 [VALU E]* Mean C h an ge in A1 C -2.0 -1.5 -1.0 -0.5 0.0 [VALU E]* -2.0 -1.5 -1.0 -0.5 0.0 [VALU E]* Harrison C, et al. Poster presented at the AACE 26rd Annual Scientific and Clinical Congress. May 2017; Austin, TX EVIDENT Study

40 Glycemic Targets Achieved in the Majority of Patients with V-Go® using Less Insulin A sub analysis to evaluate the % of patients with uncontrolled type 2 diabetes (A1C > 8%) who achieved an A1C < 8% and/or a reduction in A1C of ≥ 1% after being switched from conventional insulin delivery (syringe or pen device) to V-Go® wearable insulin delivery. of patients achieved an A1C < 8% and/or a ≥ 1% A1C reduction 70% After a mean of 15 weeks of V-Go use 0 20 40 60 80 66 Pre V-Go On V-Go Insulin TDD Utilization 15 Weeks Baseline Range (10 to 200 U) [V AL UE ]† N=89, baseline A1C 9.9% †p=0.04 compared to baseline Harrison C, et al. Poster presented at the AACE 26rd Annual Scientific and Clinical Congress. May 2017; Austin, TX EVIDENT Study

41 On MDI On V-Go 58 [VAL UE]* Patients Prescribed MDI for Insulin Delivery Clinically Benefited when Switching to V-Go® Basal Insulin Prandial Insulin Total Daily Dose 20 40 60 80 100 120 On MDI On V-Go 108 [VAL UE]* Insu lin ( U n it s/d ay ) On MDI On V-Go 50 [VAL UE]* 7.0 8.0 9.0 10.0 On MDI On V-Go 9.2 [VALU E]* A 1 C (% ) A1C N=86 MDI=Multiple Daily Injections *p<0.0001 compared to baseline regimen of MDI Mean duration on V-Go: 29 weeks Lajara R, et al. Poster presented at the 22nd Annual ISPOR Meeting, May 2017; Boston, MA VALIDATE 1 Study

42 In 66% of Patients Both A1C Improved and Insulin was Reduced when Switched from MDI to V-Go® 66% 11% 2% 21% N=86 patients, each dot represents a patient Relationship between Change in A1C and Change in TDD on V-Go Lajara R, et al. Poster presented at the 22nd Annual ISPOR Meeting, May 2017; Boston, MA VALIDATE 1 Study

# Switching Patients from MDI to V-Go® Resulted in a Direct Pharmacy Cost Savings to the Plan

| Direct Pharmacy Costs Per Patient Per Month (PPPM) | On MDI N=86 | On V-Go N=86 |
|---|---|---|
| Prescribed insulin costs PPPM | $888.00 | $471.00 |
| Pen needles/syringes/V-Go costs PPPM | $37.00 | $308.00† |
| Total insulin therapy costs PPPM | $925.00 | $779.00 |
| **Savings* with V-Go (per patient/month)**<br>**Savings* with V-Go (per patient/quarter)**<br>**Projected Savings with V-Go (per patient/year)** | | **$146.00***<br>**$438.00***<br>**$1,752.00** |

*p=0.001
MDI=Multiple Daily Injections, PPPM=Per Patient Per Month
Data are means and rounded to the dollar.
Average monthly costs are normalized to 30 days and based on calculated costs for basal and/or prandial units/day based on average market leaders unit pricing. MDI pen needles and/or syringes (4 per day) based on market leader average unit pricing.
Concomitant antihyperglycemic non-insulin agents not included.
†Average cost inclusive of V-Go and pen needles for patients administering supplemental insulin

VALIDATE 1 Study

Lajara R, et al. Poster presented at the 22nd Annual ISPOR Meeting, May 2017; Boston, MA

valeritas 43

44 6.0 7.0 8.0 9.0 10.0 11.0 Pre V-Go On V-Go 10.7 8.3* A1C (% ) 0 20 40 60 80 100 120 140 Pre V-Go On V-Go 119 64† In su lin TD D ( u n its ) N=14 Average Duration = 88 days †p=0.01, *p=0.001 1Based on Insulin TDD absolute units Change -2.4 V-Go® Significantly Reduced A1C with Less Insulin Key Benefit to Both Patients and Payors Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. UMASS Study . Change -2.4 - 55U Change = 46%1 - 2.4 UMASS Study

# Glycemic Control Improved with V-Go® using Less Insulin and Deteriorated after V-Go was Discontinued

As follow-up to a prospective study designed to gather patient and HCP feedback in patients prescribed insulin initiated on V-Go, a retrospective clinical chart review was conducted in a subset of patients to assess the change in A1C and insulin dosing with V-Go and after discontinuation.


A1C (%)
8.8
7.6*
8.2†
Before V-Go
With V-Go
After Discontinuing V-Go


Insulin TDD (units)
49.1
42.8
48.3
Before V-Go
With V-Go
After Discontinuing V-Go

N=23
A1C- *p=0.002 vs "Before V-Go", †p=0.011 vs "With V-Go"
This V-Go study was conducted prior to FDA filing, therefore following the study, all patients had to resume insulin delivery via pens/syringes.
Patients prescribed an insulin therapy providing fasting and mealtime coverage: Before V-Go- 57%, With V-Go- 100%, After V-Go-74%
Insulin- No statistical analysis available.

User Preference Program

Rosenfeld CR, et al. *Endocr Pract*. 2012.

valeritas 45

I m p r o v i n g h e a l t h a n d s i m p l i f y i n g l i f e f o r p e o p l e w i t h d i a b e t e s Study Design & Quality Measures August 2017

47 Real World Evidence Demonstrates Real Results • Valeritas has focused on providing data that demonstrates clinical and economic benefits in a real-world setting • Based on standard clinical practice • Inclusive of a wide range of patients (good control to poor control) • No forced insulin titration algorithms • No mandated office visits or regular phone contact • Patients pay for product and office visits copays

48 Randomized Controlled Trials vs Real World Evidence • Prospective in design • Required for FDA submissions of pharmaceuticals, not devices • Tests a pre-conceived hypothesis that may or may not be based on previous scientific observations • Strict criteria for subjects studied; “sterile environment” • Controls for concomitant diseases and medications; not “real-world” • Tests for impact of a single treatment modality • Prospective or retrospective in design • Real-world; few controls other than standards for comparison for scientific credibility • Rich database already exists via clinical observations and assessment notes and can accessed • Can compare several different treatment modalities in the same treatment environment • Generates hypotheses for future prospective efficacy and safety studies 1 Gearing, R. E., Mian, I. A., Barber, J., & Ickowicz, A. (2006). A Methodology for Conducting Retrospective Chart Review Research in Child and Adolescent Psychiatry. Journal of the Canadian Academy of Child and Adolescent Psychiatry, 15(3), 126–134. Randomized Controlled Trials Real World Evidence

49 Disparity May Exist between Randomized Controlled Trials (RCTs) and Real World Clinical Practice 0 20 40 60 80 100 RCT "Controlled Environment" n=2,975 EMR "Real World" n=12,562 [VALUE]% [VALUE]% A1 C T ar ge t A ch ie ve d Blonde L et al. Diabetes 2014;63(Supp 1):A235 RCTs follow restrictive/controlled methodologies and patients are carefully screened based on precise clinical criteria. Findings may not be generalizable to everyday clinical practice. Study in patients prescribed basal insulin to evaluate achievement of A1C target (<7.0%) after 6 months across 11 pooled RCTs and 1 electronic medical record (EMR) database representing “real world” clinical practice

50 A Changing Healthcare Landscape Quality Measures and Performance Standards • Health plans and physicians are being called on to close gaps in care and improve overall quality • “Quality of Diabetes Care” is measured across all performance standards • The Centers for Medicare and Medicaid (CMS) use quality measures and performance to • Allocate shared savings for ACO’s • Assign Star Ratings highlighting the quality of medical/health care services provided by a plan which can influence rebates/bonuses to plans and allow for comparisons between plans by beneficiaries. • Commercial plans also use quality measures for accreditation and have financial incentives for improving performance based on scores valeritas
Improving health and simplifying life for people with diabetes

V-Go® Product Overview

August 2017

52 Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash-flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: ▫ our history of operating losses and uncertainty regarding our ability to achieve profitability; ▫ our reliance on V-Go® Wearable Insulin Delivery device, or V-Go, to generate all of our revenue; ▫ our inability to retain a high percentage of our patient customer base or our significant wholesale customers; ▫ the failure of V-Go to achieve and maintain market acceptance; ▫ our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; ▫ competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; ▫ our inability to maintain or expand our sales and marketing infrastructure; ▫ any inaccuracies in our assumptions about the insulin-dependent diabetes market; ▫ manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; ▫ our dependence on limited source suppliers and our inability to obtain components for our product; ▫ our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; ▫ our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go; ▫ our inability to protect our intellectual property and proprietary technology; ▫ our failure to comply with the applicable governmental regulations to which our product and operations are subject; ▫ our ability to operate as a going concern; and ▫ our liquidity.

53 V-Go® is Designed for Patient Ease of Use with High Quality Commercial Scale Manufacturing V-Go Device Overview • Simple filling does not require calculations, measuring or needles • Prevents accidental needle sticks V-Go® EZ FILLTM Bolus Chamber Insulin Fluid Fluid Basal Chamber Piston Needle 24 hour Basal rate begins with the push of a button 4.6 mm, 30 gauge “Floating needle” On-demand bolus function is manually activated in 2-step process Basal rate flow restrictor Basal rate is spring-driven Robust IP with 77 patents issued and 53 pending

54 Time (min) R at e (U n its/hr ) 0.00 0.41 0.82 1.23 1.64 2.05 0 60 120 180 240 300 360 420 480 540 600 660 720 2. 8 1. 6 1. 5 0. 3 0. 2 0. 0 Continuous and Consistent Basal Rate: Flow Rate Study of V-Go® 30 Units/Day* V-Go® Instructions for Patient Use. Valeritas, Inc. 2011. = V-Go 30 = Specification 30 Units/Day *Proportional results achieved with 20 Units/Day and 40 Units/Day. Basal and Bolus Accuracy is ±10%.

55 V-Go® Combines Simplicity and Physiologic Insulin in Patient-Friendly and Easy-to-Use Wearable Device Press button to insert needle and start basal rate of insulin delivered at a constant rate Deliver on-demand insulin for mealtime coverage in 2 units/click Bolus Delivery Button Activate Bolus Ready Button Deliver Insulin Repeat as Necessary Bolus Ready Button Bolus Delivery Button Start Basal Bolus Step 2 Bolus Step 3 Robust IP with 77 patents issued and 53 pending Bolus Step 1

56 Training Patients on V-Go® For a more detailed review, see the multimedia resources at www.vgostart.com You, Your Staff, or a Valeritas Representative can easily train the patient FILL WEAR GO Fill, Wear & Go…

57 V-Go® Filling Process Requires no syringes, measuring or calculating….. V-Go is filled with a single type of insulin, a U-100 fast-acting insulin (also referred to as a rapid acting insulin). Humalog® (insulin lispro, rDNA origin) and NovoLog® (insulin aspart, rDNA origin) have been tested by Valeritas and found to be safe for use in V-Go. V-Go® Instructions for Patient Use. Valeritas, Inc. 2011. Remove plug and insert V-Go Insert vial and draw insulin into EZ Fill Fill with insulin and check V-Go Remove V-Go, check and clean D

I m p r o v i n g h e a l t h a n d s i m p l i f y i n g l i f e f o r p e o p l e w i t h d i a b e t e s Patient Satisfaction August 2017

59 Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash-flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: ▫ our history of operating losses and uncertainty regarding our ability to achieve profitability; ▫ our reliance on V-Go® Wearable Insulin Delivery device, or V-Go, to generate all of our revenue; ▫ our inability to retain a high percentage of our patient customer base or our significant wholesale customers; ▫ the failure of V-Go to achieve and maintain market acceptance; ▫ our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; ▫ competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable; ▫ our inability to maintain or expand our sales and marketing infrastructure; ▫ any inaccuracies in our assumptions about the insulin-dependent diabetes market; ▫ manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; ▫ our dependence on limited source suppliers and our inability to obtain components for our product; ▫ our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers; ▫ our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go; ▫ our inability to protect our intellectual property and proprietary technology; ▫ our failure to comply with the applicable governmental regulations to which our product and operations are subject; ▫ our ability to operate as a going concern; and ▫ our liquidity.

60 0% 10% 20% 30% 40% 50% 60% 70% 80% Prior Therapy V-Go Therapy 28% 27% 10% 53% Su rv ey R e sp o n d e n ts Convenience Very Convenient Somewhat Convenient Patients Rated the Convenience of V-Go® and Their Quality of Life as Improved vs. Previous Therapies Data on File Opportunistic Copay Card, V-Go Patient Mkt Research (Jul-Dec2014) Note: Patients were surveyed prior to starting V-Go and again ~30 days after being on V-Go. 0% 10% 20% 30% 40% 50% 60% 70% Prior Therapy V-Go Therapy 29% 44% 6% 20% Su rv ey R e sp o n d e n ts Quality of Life Excellent Generally Good How do you feel physically & mentally on a typical day?

61 V-Go® Patient Feedback is Very Strong Extremely Satisfied = 38% Very Satisfied= 35% Satisfied= 16% Somewhat Satisfied= 7% Not Satisfied=5% >90% of Patients are Satisfied with the Ease of Using V-Go Extremely Satisfied = 39% Very Satisfied= 32% Satisfied= 16% Somewhat Satisfied= 7% Not Satisfied=6% >90% of Patients are Satisfied with the Ability for V-Go to fit with their Lifestyle dLife Survey 1Q 2016, commissioned by Valeritas, Inc. as part of the V-Go Life Online Educational Program N=720 patients prescribed V-Go An online survey of V-Go users conducted by dLife showed

62 Patients on V-Go® See Improved Control, Have a Positive Experience and Achieve High Compliance 53% 36% 7% 3% 1% Very positive Positive Neutral Negative ~ 90% of V-Go Users have a Very positive/Positive Impression of V-Go* 0% 10% 20% 30% 40% 50% Greatly improved Slightly improved Remained the same Slightly/Greatly worsened 47% 42% 5% 6% ~ 90% of Patients on V-Go Reported Improvements in Their A1C Since Starting* V-Go 95% of V-Go Users Report Using V-Go 7 Days a Week * *2017 Valeritas V-Go User Research, N=100, Internet based survey. Q2. Base: Users of V-Go, What is your overall impression of the V-Go?, Q3. Which of the following best describes your blood glucose/A1c level since starting V-Go? Please select one. Q10/11/12. How many days, per week, do you use/wear your V-Go?